EXHIBIT 10.11.3

                          AMENDMENT NUMBER SIX TO
                           THE COCA-COLA COMPANY
                          SUPPLEMENTAL BENEFIT PLAN
                    AS AMENDED AND RESTATED MARCH 11, 1991,
                           EFFECTIVE JANUARY 1, 1989

WHEREAS, pursuant to Section 7.5 of The Coca-Cola Company Supplemental Benefit Plan, as amended and restated effective January 1, 1989 by indenture dated March 11, 1991, which was last amended by Amendment Number Five (the "Plan"), the Supplemental Benefit Plan Committee (the "Committee") has the authority to amend the Plan; and

WHEREAS, the Chief Executive Officer ("CEO") of The Coca-Cola Company (the "Company") has appointed the same members of the Plan's Committee and to each committee serving as plan administrator for eight other Company retirement plans, thereby effectively consolidating administration of the plans under a single committee; and

WHEREAS, the Company wishes to incorporate the concept of a single administrative committee, henceforth to be known as the Corporate Retirement Plan Administrative Committee, within the terms of the relevant plans; and

WHEREAS, the Company wishes to transfer authority to appoint and remove members of said committee from the CEO to the Vice President of Human Resources; and

WHEREAS, by resolutions duly adopted, the Committee has approved amendments to the Plan and eight other retirement plans in order to reflect the renaming of the Committee and the change in the person authorized to designate membership in the Committee, subject to ratification of the amendments by the CEO;

NOW THEREFORE, the Plan is hereby amended, effective July 1, 1998, in the following respects:

1. Section 7.2 of the Plan shall be amended by deleting "Supplemental Benefit Plan Committee" from the section heading and by replacing it with "Corporate Retirement Plan Administrative Committee."

2. Section 7.2 of the Plan shall be amended further by deleting the terms "Chief Executive Officer" and "CEO" wherever the same appear therein and by inserting in lieu thereof "Vice President of Human Resources" and "VPHR," respectively.

Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Amendment Number Six.



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IN WITNESS WHEREOF, the undersigned duly authorized representatives of the
Committee have executed this Amendment Number Six to the Plan, and the CEO has ratified the same, as of the _______ day of July, 1998.

                                             CORPORATE RETIREMENT PLAN
                                             ADMINISTRATIVE COMMITTEE
                                             (FORMERLY THE SUPPLEMENTAL
                                             BENEFIT PLAN COMMITTEE)


                                             By: /s/ C. Ron Cheeley
                                             ----------------------------
                                                  Chairman

ATTEST:


/s/ William J. Wortman
---------------------------
 Secretary

                                             RATIFIED BY:


                                             /s/ M. Douglas Ivester
                                             ----------------------------
                                               M. Douglas Ivester
                                               Chief Executive Officer
                                               The Coca-Cola Company




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